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                                                                   Exhibit 10.52

                          CLEARVIEW CINEMA GROUP, INC.

                           FORM OF LOCK-UP AGREEMENT

                                                                   July 21, 1997


PRIME CHARTER LTD.
        810 Seventh Avenue
        New York, New York 10019

Ladies and Gentlemen:

               The undersigned has been advised that Prime Charter Ltd., as Representative of the several Underwriters, proposes to enter into an Underwriting Agreement with Clearview Cinema Group, Inc., a Delaware corporation (the "Company"), with respect to the initial public offering (the "Offering") of shares of the common stock, $.01 par value, of the Company (the "Common Stock"). In consideration of the Underwriters' agreement to purchase shares of the Common Stock and to participate in the Offering, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that the undersigned will not, directly or indirectly, without the prior written consent of Prime Charter Ltd., for a period of one year after the date of the Prospectus relating to the Offering sell, offer to sell, solicit an offer to buy, contract to sell, pledge, grant any option for the sale of, or otherwise transfer or dispose of, or cause the transfer or disposition of, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for any shares of Common Stock or exercise any registration rights, whether held by the undersigned on the date hereof or hereafter acquired, with respect to any shares of Common Stock or any securities convertible into or exchangeable or exercisable for any shares of Common Stock. Prior to the expiration of such one-year period, the undersigned will not announce or disclose any intention to do anything after the expiration of such period which the undersigned is prohibited, as provided in the preceding sentence, from doing during such period.

               The undersigned agrees that the provisions of this agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

               In furtherance of the foregoing, the Company and Bank of New York, the Company's transfer agent and registrar, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement. This agreement shall lapse and become null and void if the Underwriting Agreement has not been signed by September 1, 1997.

                                        Very truly yours,



                                        --------------------------
                                        Name:


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                         Schedule of Lock-up Agreements

Shareholder
-----------
A. Dale Mayo
CMNY Capital II, L.P.
CMCO, Inc.
Robert G. Davidoff
Brett E. Marks
Paul Kay
Cindy Kay